Exhibit 99.2


(Multicurrency-Cross Border)

                                     ISDA.
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                          dated as of March 30, 2006

   GOLDMAN SACHS MITSUI MARINE and GSAA HOME EQUITY TRUST 2006-5 DERIVATIVE
                                PRODUCTS, L.P.

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or

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delivery by giving notice to the other party at least five Ioc;il I )o', prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any I \ unless such deduction or withholding is required by any applicable Ian,. as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: ----

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or July or

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                  (B) the failure of a representation made by Y pursuant to
                  Section 5(i) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

      (ii)  Liability. If: --

      (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2

      (2) X does not so deduct or withhold; and

      (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d).

(e) Default Interest Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by Law and subject to Section _____ be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date, in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representation.

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in the case of Section ____ at all times until the termination of this Agreement) that: -

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any tax applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any ("relit nl)1101l 000,iinmcnl to which it is a party have been obtained and are in full force and effect and all conditions of any such . ui)- ni have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Information. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Information. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any to which it is a party:

(a) Furnished Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable (r,2rli1 ti!pilot I kx um, nt without any deduction or withholding for or on account of any I aiy or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or iflirc through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax Jurisdiction levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such 5i:1iup', Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an Event of Default (an Event of Default) with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery Section 5(a)(i) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section ___ or to give notice of a Termination Event or any agreement or obligation under Section ___ or . _____ to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document.

            (iv) Misrepresentation. A representation (other than a representation under Section ___ or _____ made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

            (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of a Specified Transaction. (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination Local Business Days (or such default continues for at least three I I3u.inr;, I )n if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

            (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of
            (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

            (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:

                  (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency Law or other similar Law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses
                  (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its c,u eiu to, approval of, or acquiescence in, any of the foregoing acts; or

            (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

                  (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any (Irc(lii tinl,l,,,Ii I),)cicni to which it or its predecessor was a party by operation of l;1`.\ or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                  (2) the benefits of any (redit Suhl)(nt lh,cun,cni fail to extend (without the c0m',ent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

      (b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an _______________if the event is specified in (ii) below, Tax Event if the event is specified in (ii) below or Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Default if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:

            (i) Illegality. Due to the adoption of, or any change in, any applicable Ilivv after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable Law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)(ii) for such party (which will be the Affected Party): --

                  (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                  (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any (reclii Supli)(ri I )+,cunicut relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party will, or there is a substantial likelihood that it will, on the next succeeding Sclic,lulell I':nvmcui I )at (1) be required to pay to the other party an additional amount in respect of an Indefmifiable Tax. under Section _____ (except in respect of interest under Section ______. or ______or
      (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a I ,ty (except in respect of interest under Section _____________ and no additional amount is required to be paid in respect of such under Section _______other than byreason of Section _______________ or __________;

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section ______________ (except in respect of interest under Section _______ ) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section _______), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section _______;

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section _______ but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section _______ or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section _______ or, to the extent analogous thereto, (8).

(b) Right to Termination Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under Section _______ or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section _______ or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after the Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section _______, a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the burdened Party is not the Affected party.

      either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section _______ or ___, the Early Termination date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section _______ or _______ in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of the Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) shoeing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a _______, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. an amount calculated as being due in respect of any Early termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which

Goldman Sachs Capital Markets, L.P. | 85 Broad Street | New York, New York 10004 | Tel: 212-902-1000
swapconfirms2006: gsmc_gsaa06-8_nuus6046q0.aw



                                   SCHEDULE

                                    to the

                               MASTER AGREEMENT

                          dated as of April 28, 2006
                                    between

                          GOLDMAN SACHS MITSUI MARINE
                           DERIVATIVE PRODUCTS, L.P.
                        a limited partnership organized
                          under the laws of Delaware
                                 ("Party A"),
                                      and

                         GSAA HOME EQUITY TRUST 2006-8
                               a trust organized
                    under the laws of the State of New York
                                 ("Party B").


Part 1.  Termination Provisions.

      (a) "Specified Entity" means in relation to Party A for the purpose of:

            Section 5(a)(v), Not Applicable.
            Section 5(a)(vi), Not Applicable.
            Section 5(a)(vii), Not Applicable.
            Section 5(b)(iv), Not Applicable.

      and in relation to Party B for the purpose of:

            Section 5(a)(v), Not Applicable.
            Section 5(a)(vi), Not Applicable.
            Section 5(a)(vii), Not Applicable.
            Section 5(b)(iv), Not Applicable.

      (b) "Specified Transaction" shall have the meaning specified in Section 14 of this Agreement.

      (c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A or Party B.

      (d) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

      (e) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A or Party B.

      (f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

      (g) With respect to Party B only, Section 5(a)(vii)(2) is hereby amended as follows:

            "(2) is unable to pay its debts (other than payments due to holders of its subordinate certificates) or fails or admits in writing its inability generally to pay its debts (other than payments to holders of its subordinate certificates) as they become due"

      (h) The "Merger without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

      (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

      (j) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A or Party B.

      (k)   Payments on Early Termination. For the purpose of Section 6(e):

            (i)   Market Quotation will apply.

            (ii)  The Second Method will apply.

      (l)   "Termination Currency" means U.S. Dollars.

      (m) The "Additional Termination Event" provisions of Section 5(b)(v) will apply as set forth in Part 5(m) hereof.

      (n) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A or Party B.

      (o) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will not apply to Party B.

      (p) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will not apply to Party B.

Part 2.  Tax Representations.

      (a) Payer Representations. For purposes of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in
      Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on subclause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Party A Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A makes the following representations:

(i) It is a "U.S. payee" within the meaning of Treasury Regulation Section 1.1441-5(b).

(ii) It is a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Party B Payee Representations. For the purpose of Section 3(f) of this Agreement, Party B makes the following representation:

(i)   It is a trust created under an agreement governed by New York law.

Part 3. Agreement to Deliver Documents.

      For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable:

      (a)   Tax forms, documents, or certificates to be delivered are:

      Party A agrees to complete, execute, and deliver to Party B, United States Internal Revenue Service Form W-9 or any successor of such form:
      (i) on a date which is before the first scheduled payment date under this Agreement; (ii) promptly upon reasonable demand by Party B; and
      (iii) promptly upon learning that any such forms previously provided by Party A has become obsolete or incorrect.

      Party B agrees to complete, execute, and deliver to Party A, United States Internal Revenue Service Form W-9 or any successor of such forms:
      (i) on a date which is before the first scheduled payment date under this Agreement; (ii) promptly upon reasonable demand by Party A; and
      (iii) promptly upon learning that any such forms previously provided by Party B has become obsolete or incorrect.

      (b)   Other documents to be delivered are:

                                                               Covered by
Party required to   Form/Document/          Date by which      Section 3(d)
deliver document    Certificate             to be delivered    Representation

Party A             Power of Attorney       At execution of         Yes
                    with respect to         this Agreement
                    Party A

Party A             Support Agreement       At execution of         Yes
                    dated as of             this Agreement
                    October 8, 1993 among
                    Party A, Mitsui
                    Marine and Fire
                    Insurance Co., Ltd.
                    ("Mitsui Marine"),
                    and The Goldman Sachs
                    Group, Inc. ("Goldman
                    Group") (the "Support
                    Agreement")
                    accompanied by a
                    certificate of an
                    authorized officer of
                    Party A, certifying
                    that it is a true,
                    complete and correct
                    copy of the original
                    Support Agreement

Party A             Guaranty dated as of    At execution of         Yes
                    December 20, 2000       this Agreement
                    between Mitsui Marine
                    and Goldman Sachs
                    Group (the
                    "Guaranty"),
                    accompanied by a
                    certificate
                    certifying that it is
                    a true, complete and
                    correct copy of the
                    original Guaranty

Party A             Most recently           As soon as              Yes
                    prepared annual         possible
                    balance sheet of        following
                    Party A                 request of Party B

Party A             Legal opinions with     At execution of          No
                    respect to Party A      this Agreement

Party B             Incumbency              At execution of         Yes
                    certificate or other    this Agreement
                    documents evidencing
                    the authority,
                    incumbency and
                    specimen signature of
                    each person executing
                    this Agreement, any
                    Credit Support
                    Document or any
                    Confirmation, as the
                    case may be.

Party B             Servicer Remittance     Promptly upon           Yes
                    Reports                 becoming
                                            available

Party B             Legal opinion with      At execution of          No
                    respect to Party B      this Agreement

Party B             An executed copy of     Within 30 days           No
                    the Master Servicing    after the date
                    and Trust Agreement,    of this Agreement
                    dated as of April 1,
                    2006, among GS
                    Mortgage Securities
                    Corp., as depositor,
                    Deutsche Bank
                    National Trust
                    Company, as trustee
                    and as a custodian,
                    U.S. Bank National
                    Association, as a
                    custodian, JPMorgan
                    Chase Bank, National
                    Association, as a
                    custodian, and Wells
                    Fargo Bank, N.A., as
                    master servicer,
                    securities
                    administrator and as
                    a custodian.


Part 4.  Miscellaneous.

      (a) Addresses for Notices. For the
purpose of Section 12(a): Address for
notices or communications to Party A:

                  Address:                     85 Broad Street
                                               New York, New York 10004
                                               U.S.A.

                  Attention:                   Swap Administration

                  Telex No.:                   421344
                  Answerback:                  GOLSAX
                  Facsimile No.:               (212) 902-0996
                  Telephone No.:               (212) 902-1000
                  Electronic Messaging
                  System Details:              None

With a copy to:


                  Address:                     85 Broad Street
                                               New York, New York 10004
                                               U.S.A.

                  Attention:                   Treasury Administration
                  Telex No.:                   421344
                  Answerback:                  GOLSAX
                  Facsimile No. :              (212) 902-3325
                  Telephone No.:               (212) 902-1000
                  Electronic Messaging
                       System Details:         None

Addresses for Notices. For the purpose of Section 12(a): Address for notices or communications to Party B:

                  Address:                     Wells Fargo Bank, N.A.
                                               Sixth Street and Marquette Avenue
                                               Minneapolis, Minnesota 55479

                  Attention:                   Corporate Trust Services, GSAA
                                               HOME EQUITY TRUST 2006-8

      (b)   Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not Applicable

Party B appoints as its Process Agent:  Not Applicable

With a copy to:

         Address:                              Standard & Poor's Ratings
                                               Services, a division of
                                               McGraw-Hill, Inc.
                                               55 Water Street,
                                               New York, New York 10041-0003

         Attention:                            Residential Mortgage Surveillance
                                               Group
         Facsimile:                            212-438-2652

With a copy to:

         Address:                              Moody's Investors Service, Inc.
                                               99 Church Street
                                               New York, New York 10007

         Attention:                            Residential Mortgage Backed
                                               Securities Group
         Facsimile:
                                               201-915-8739


      (c)   Offices; Multibranch Parties.

            (i)   The provisions of Section 10(a) will be applicable.

            (ii)  For the purpose of Section 10(c):

                  Party A is not a Multibranch Party.

                  Party B is not a Multibranch Party.

      (d)   Calculation Agent. The Calculation Agent is Party A.

      (e)   Credit Support Document. Details of any Credit Support Document.

            (i) With respect to Party A, (A) the Support Agreement, (B) the Guaranty and (C) any Credit Support Annex that may be entered into in connection with any of the events described in Part 5(m)(ii) of this Schedule.

            (ii) With respect to Party B, not applicable.

            Each Credit Support Document is incorporated by reference into and constitutes part of this Agreement and each Confirmation as if set forth in full in this Agreement or such Confirmation.

      (f)   Credit Support Provider.

            (i) Credit Support Provider means in relation to Party A, Goldman Group and Mitsui Marine; provided that all defaults by, misrepresentations of, actions or failures to act by, or circumstances or events applicable to a "Credit Support

                  Provider" as such term is used in this Agreement shall be deemed in all such circumstances to refer to defaults simultaneously in effect with respect to both Goldman Group and Mitsui Marine, misrepresentations made by both Goldman Group and Mitsui Marine, actions or failures to act simultaneously by both Goldman Group and Mitsui Marine, and circumstances or events simultaneously applicable to both Goldman Group and Mitsui Marine.

            (ii) Credit Support Provider means in relation to Party B, Not Applicable.

      (g) Governing Law. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the substantive law of the State of New York, without reference to its choice of law doctrine.

      (h) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

      (i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to Transactions with effect from the date of this Agreement. Notwithstanding anything to the contrary in Section 2(c), amounts that are payable with respect to the same Calculation Period shall be netted, as provided in Section 2(c), even if such amounts are not due on the same Payment Date.

      (j) "Affiliate" will have the meaning specified in Section 14; provided, however, Party B shall be deemed to have no Affiliates.


Part 5.  Other Provisions.

      (a) Accuracy of Specified Information. With respect to Party A, Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person."

      (b)   Transfer. Section 7 is hereby amended by:

            (i) adding in the third line thereof after the word "party," the words "which consent shall not be unreasonably withheld or delayed" and adding in the third line thereof after the clause "that: -" the words "provided that the Rating Agency Condition is satisfied in all events (including in the event of a transfer under Section 6(b)(ii));

            (ii) adding in the second line of subparagraph (a) thereof after the words "assets to," the words "or reorganization, incorporation, reincorporation, reconstitution, or reformation into or as";

            (iii) deleting at the end of subparagraph (a) thereof the word
                  "and";

            (iv) deleting in the second line of subparagraph (b) thereof the period and replacing it with "; and";

            (v) adding after subparagraph (b) thereof the following subparagraph (c):

                        (c) in addition to, and not in lieu of, the preceding
                  transfer rights, Party A may, without recourse by Party B or Party A's transferee to or against Party A, transfer this Agreement, in whole, but not in part, to any of Party A's Affiliates or any of the Affiliates of Goldman Group pursuant to documentation prepared by Party A, provided that:

                        (i) either (A) such transferee must have a long-term, unsecured, unsubordinated debt obligation ratings or financial program ratings (or other similar ratings) by S&P which are equal to or greater than the comparable long-term, unsecured, unsubordinated debt obligation ratings or financial program ratings (or other similar ratings) of Party A immediately prior to such transfer, or (B) the obligations transferred to such transferee must be guaranteed by Party A pursuant to a guaranty in substantially the form of the Guaranty of the Credit Support Provider or other agreement or instrument consented to by Party B or other agreement or instrument mutually agreed upon by both parties and satisfactory to S&P;

                        (ii) the transferee will not, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) on the next succeeding Scheduled Payment Date an amount in excess of that which Party A would have been required to so withhold or deduct on the next succeeding Scheduled Payment Date in the absence of such transfer unless the transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) in respect of such excess;

                        (iii) an Event of Default or a Termination Event does
                              not occur as a result of such transfer;

                        (iv) the Rating Agency Condition is satisfied. With respect to the results described in subclause
                              (ii) above, Party A will cause the transferee to make, and Party B will make, such reasonable Payer Tax Representations and Payee Tax Representations as may be mutually agreed upon by the transferee and Party B in order to permit such parties to determine that such results will not occur upon or after the transfer;

                        (v) Party A agrees to transfer only to a transferee in a jurisdiction, which it is aware is a "netting" jurisdiction, that is in which, by opinion of counsel published by ISDA, netting under this Agreement shall be enforceable; and

                        (vi) Party A will be responsible for any costs or expenses incurred in connection with such transfer.

                  (vi)  adding at the end of Section 7 the following sentence:

                  Except as may otherwise be stated in Section 7(c) hereof or in the documentation evidencing a transfer, a transfer of all of the obligations of Party A made in compliance with this Section will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

      (c) Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Termination Event or otherwise, all payments under this Agreement will be made without Set-Off or counterclaim.

      (d) Reference Market-makers. The definition of "Reference Market-makers" in Section 14 is hereby amended by adding in the fourth line thereof after the word "credit" the words "or to enter into transactions similar in nature to Transactions".

      (e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      (f) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to trial by jury in respect of any suit, action or proceeding relating to this Agreement.

      (g) Credit Support Default. Subparagraph (3) of Section 5(a)(iii) is hereby amended by adding in the second line thereof after the word "Document" and before the semicolon the words "(or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf)."

      (h) Additional Representations. Section 3 is hereby amended by adding the following additional subsections:

            (i) No Agency. With respect to Party A, it is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise) and, with respect to Party B, Wells Fargo Bank, N.A. is entering into the Agreement in its capacity as Securities Administrator of Party B.

            (ii) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

            (iii) Non-Reliance. Party A is acting for its own account and Wells Fargo Bank, N.A. is acting as securities administrator for Party B. It has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (iv) Assessment and Understanding; Status of Parties. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

      (i) RESERVED.

      (j) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly, accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any prospectus or prospectus supplement for the Certificates, the Master Servicing and Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence except for those matters specifically identified in this Agreement.

      (k) No Recourse. The Certificates represent an equity interest in Party B only and the foregoing does not represent an interest in or obligation of Party A, and no recourse may be had by the holders of the Certificates against Party A or its assets with respect to the Notes and the Certificates and/or this Agreement.

      (l) Indemnifiable Tax. Party A agrees that Party B will not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) of the Agreement in respect of an Indemnifiable Tax. If Party A is required to pay additional amounts in respect of a withholding tax pursuant to Section 2(d)(i)(4) of this Agreement, Party A may transfer this Agreement, subject to satisfaction of the Rating Agency Condition, as provided in Section 6(b)(ii) of this Agreement and such transfer shall not require the consent of Party B to the extent it is in conformance with the provisions of Section 7(c), as amended herein.

      (m) Additional Termination Events.

            (i) It shall be an Additional Termination Event, with Party A as the sole Affected Party, if the Depositor determines at any time that it is required for purposes of compliance with Item 1115(b) of Regulation AB to provide any financial or other data relating to Party A and, within 15 calendar days of such determination, Party A fails to assign this Agreement and all of its obligations hereunder to a substitute counterparty that (A) has agreed to provide any financial or other data required under Regulation AB, (B) has agreed to provide indemnifications relating to such financial or other data acceptable to the Depositor, (C) satisfies the Rating Agency Condition and (D) is approved by the Depositor (which approval shall not be unreasonably withheld). For the avoidance of doubt, unless otherwise specified in this Agreement, Party A shall be under no obligation to provide any such financial or other data, whether in connection with this Termination Event or otherwise. For purposes of this Termination Event, (i) "Commission" shall mean the Securities and Exchange Commission, (ii) "Depositor" shall mean GS Mortgage Securities Corp., and (iii) "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70

                  Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (ii) It shall also be an Additional Termination Event if (i) an Optional Termination Date is designated pursuant to the Master Servicing and Trust Agreement (a "Redemption Termination") and (ii) there remains no more than 5 Business Days prior to the proposed Redemption Date. In the case of a Redemption Termination, both Party A and Party B shall have the right to cause a termination of this Agreement and, for purposes of Section 6(e)(ii) of this Agreement, Party B shall be the sole Affected Party. Following notification from the Securities Administrator that it has received a redemption notice, Party A shall provide the Securities Administrator from time to time, upon request, with good faith estimates of the amount that would be payable under Section 6(e)(ii) in the event of such Redemption Termination. Any termination payment payable in respect of such Additional Termination Event shall be paid on the relevant Redemption Date.

            (iii) (I) It shall also be an Additional Termination Event, with
                  Party A as the sole Affected Party (except as expressly provided herein) if Party A, a replacement counterparty, or a person or an entity that guarantees the obligations of Party A or a replacement counterparty, as the case may be, has a rating that does not satisfy the Required Hedge Counterparty Rating (but is at least "BBB-" or "A-3" (if applicable) by S&P), or S&P or Moody's withdraws its ratings and none of the following events has occurred:

                        (A) within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, transfers this Agreement, in whole, but not in part, to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition;

                        (B) within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, collateralizes its Exposure to Party B pursuant to an ISDA Credit Support Annex, subject to satisfaction of the Rating Agency Condition, as applicable; provided that such ISDA Credit Support Annex shall be made a Credit Support Document for Party A pursuant to an amendment of this Agreement in a form acceptable to the Securities Administrator which amendment shall also be subject to satisfaction of Rating Agency Condition;

                        (C) within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, the obligations of Party A or such replacement counterparty, as the case may be, under this Agreement are guaranteed by a person or entity that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition; or

                        (D) within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, takes such other steps, if any, to enable the Issuer to satisfy the Rating Agency Condition.

                        (II) It shall also be an Additional Termination Event, with Party A as the sole Affected Party (except as expressly provided herein) if Party A, a replacement counterparty, or a person or an entity that guarantees the obligations of Party A or a replacement counterparty, as the case may be, has a rating of less than "BBB-" or "A-3" (if applicable) by S&P and within 7 days thereafter, Party A or such replacement counterparty, as the case may be, while collateralizing its Exposure to Party B, fails to transfer this Agreement, in whole, but not in part, to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition.

                  Upon downgrade of Party A below the Required Hedge Counterparty Rating or below "BBB-" or "A-3" (if applicable), or if S&P or Moody's withdraws its ratings for any reason, Party A will promptly o give notice of the circumstances to Party B and to the rating agencies that at the time are providing ratings for the Certificates.

                  Party B shall be entitled to (A)(1) in case of an Additional Termination Event described in Part 5(m)(iii)(I), designate a date that is not earlier than the expiration of the 30 day period referred to in Part 5(m)(iii)(I) as an Early Termination Date in respect of all transactions under this Agreement by giving notice to Party A at least 10 days prior to the date so designated (which notice may be given prior to the expiration of such 30 day period) and (2) in case of an Additional Termination Event described in this Part 5(m)(iii)(II), immediately designate an Early Termination Date, in respect of all transactions under this Agreement by giving notice to Party A and (B) no later than the respective dates specified in clause (A)(1) and (A)(2), transfer the rights and obligations of Party A hereunder to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition.

                  In connection with a transfer of this Agreement as described in this Part 5(m)(iii), Party A shall, at its sole cost and expense, use commercially reasonable efforts to seek a replacement counterparty. In addition, if Party A pursues any of the alternative actions contemplated in paragraphs (A), (B), (C) and (D) of Part 5(m)(iii)(I) above, it shall do so at its sole cost and expense.

                  As used herein, "Required Hedge Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, financial program rating or other similar rating (as the case may be, the "Long-Term rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, if rated "A1" or "P-1", such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

                  For the purposes of determining the Settlement Amount with respect to the designation of an Early Termination Date arising from the Additional Termination Event specified in Party 5(m)(iii), both Party A and Party B shall be Affected Parties. If the Settlement Amount calculated pursuant to this subclause (iii) is an amount owing by Party B to Party A, then such payment shall be a Swap Termination Payment payable by Party B to Party A in accordance with the priority of payments described in the Master Servicing and Trust Agreement; provided, however, that (a) if Party A does not after the exercise of commercially reasonable efforts cause any of the conditions specified in Part 5(m)(iii)(I)(A) to
                  (D) to be satisfied, Party B shall use commercially reasonable efforts to enter into a replacement Transaction(s) with a counterparty acceptable to the Rating Agencies, in respect of the Affected Transaction(s) relating to the Additional Termination Event; and (b) where multiple quotations are available such replacement Transaction(s) shall be entered into based on the quoted price(s) that would result in the largest payment made to Party B by the replacement counterparty (it being understood that Party A may be permitted to actively solicit and obtain such quotations on behalf of Party B); and (c) to the extent that payments are received by Party B as a result of entering into such replacement Transaction(s), then Party A shall have first priority as to such payments versus all other creditors of Party B and Party B shall pay the lesser of (x) the amount so received and (y) the Swap Termination Payment to the extent not already paid by Party B over to Party A immediately upon receipt.

                  As used herein, "Exposure" means, as of any date of determination, the amount, if any, that would be payable to Party B by Party A under this Agreement if an Early Termination Date were to occur as of such date of determination as a result of a Termination Event, Party A were the sole

                  Affected Party, all Transactions were terminated in connection with such Early Termination Date and (solely for purposes of determining Exposure) the amount of such payment were calculated using Market Quotation.

            For any Additional Termination Event, the date that Party A or Party B, as the case may be, specifies in its notice of its election to terminate shall be the Early Termination Date for the Transactions; provided, that solely in the case of an Additional Termination Event described in subclause (ii) above, the Early Termination Date shall be no earlier than the 3rd Business Day preceding the Redemption Date and no later than the Redemption Date.

      (n) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is hereby amended by adding the following sentence at the end thereof:

            Notwithstanding the foregoing, "Indemnifiable Tax" also means any Tax imposed in respect of a payment under this Agreement by reason of a Change in Tax Law by a government or taxing authority of a Relevant Jurisdiction of the party making such payment, unless the other party is incorporated, organized, managed and controlled, or considered to have its seat in such jurisdiction, or is acting for purposes of this Agreement through a branch or office located in such jurisdiction.

      (o) Limited Recourse; Non-petition. Party A agrees that the obligations of Party B hereunder are limited recourse obligations payable solely from the assets of Party B, and due to the extent funds are available for the payment thereof in accordance with the priority of payments described in the Master Servicing and Trust Agreement. Party A agrees that it will not, prior to the date which is at least one year and one day or, if longer, the then applicable preference period following the payment in full of all the Certificates issued pursuant to the Master Servicing and Trust Agreement and the expiration of all applicable preference periods under Title 11 of the United States Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B. Nothing contained herein shall prohibit Party A from submitting a claim, or proof of claim, in any proceeding or process instituted by or against Party B by any person other than Party A or its Affiliates. Party A and Party B agree that this Part 5(o) shall survive the termination of this Agreement for any reason whatsoever.

      (p) Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Securities Administrator (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Master Servicing and Trust Agreement in the exercise of the powers and authority conferred to and vested in it thereunder and (ii) under no circumstances shall Wells Fargo Bank, N.A.. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement on behalf of Party B.

      (q) Additional Party A Covenant. Following a failure to satisfy the Required Hedge Counterparty Rating in accordance with Part 5(m)(iii)(I), Party A shall take the actions described in accordance with Part 5(m)(iii)(I)(A),
(B), (C) or (D). Following a failure to satisfy the rating requirements set forth in Part 5(m)(iii)(II), Party A shall take the actions described in accordance with Part 5(m)(iii)(II).

      (r) Agreements: Furnish Specified Information. Section 4(a) is hereby amended by adding at the end thereof the following paragraph:

            Notwithstanding the foregoing provisions of this Section 4(a), the parties agree that, pursuant to the terms of the Power of Attorney with respect to Party A referred to in Part 3(b) of this Schedule, any one or more of the officers of Party A's general partner who has been designated as an agent and attorney in fact of Party A will so deliver to Party B or such government or taxing authority the specified or requested forms, documents, or certificates.

      (s) Confirmations. Transactions shall be promptly confirmed by the parties by Confirmations exchanged by mail, telex, facsimile or other electronic means. Where a Transaction is confirmed by means of an electronic messaging system that the parties have elected to use to confirm such Transaction (i) such confirmation will constitute a "Confirmation" as referred to in this Agreement even where not so specified in the confirmation and (ii) such Confirmation will supplement, form part of, and be subject to this Agreement and all provisions in this Agreement will govern the Confirmation except as modified therein.

      (t) Tax Documentation. Section 4(a)(iii) of the Agreement is hereby amended by adding prior to the existing text:

      "upon the earlier of learning that any such form or document is required or"

      (u) Inconsistency-Trade Call. In the event of any inconsistency between a telephone conversation, including a trade call and a Confirmation signed by both parties, the Confirmation shall govern.

      (v) Condition Precedent. The condition precedent in Section 2(a)(iii)(1) does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment or delivery obligations under
Section 2(a)(i) and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

      (w) Definitions. This Agreement shall be subject to the 2000 Definitions (the "2000 Definitions") as published by the International Swaps and Derivatives Association Inc. The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that all references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for the purposes of this Agreement. Capitalized terms used and not otherwise defined herein (or in the 2000 Definitions) shall have the respective meanings ascribed to such terms in the Master Servicing and Trust Agreementreferred to in Part 3(b). If in relation to any Transaction there is any inconsistency between the 2000 Definitions, this Agreement, the Master Servicing and Trust Agreement, any Confirmation and any other definitions published by ISDA that are incorporated into any Confirmation, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) such Confirmation (without reference to any definitions or provisions incorporated therein); (ii) the Master Servicing and Trust Agreement; (iii) this Agreement; (iv) such other definitions; and (v) the 2000 Definitions.

      (x) Amendments. Section 9(b) is hereby amended as follows:

            (i) by inserting the following phrase immediately prior to the period at the end of the sentence: "and the Rating Agency Condition is satisfied"; and

            (ii) by adding the following text thereto immediately following the first sentence: "Amendments to this Agreement or the Schedule may not be effected in a Confirmation."

      (y) "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency then rating the Certificates shall have been given ten days (or such shorter period as is acceptable to each such rating agency) prior notice of that action and that each such rating agency shall have notified the Securities Administrator in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the Certificates that it maintains.

      IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


                                               GOLDMAN SACHS MITSUI MARINE
                                               DERIVATIVE PRODUCTS, L.P.

                                               By:  GSMMDPGP, Inc.,
                                               General Partner


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:
                                                  Date:


                                               GSAA HOME EQUITY TRUST 2006-8

                                               By: Wells Fargo Bank, N.A., not
                                               in its individual capacity but
                                               solely as Securities
                                               Administrator


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:
                                                  Date:

                                                                [LOGO OMITTED]

                                 CONFIRMATION

DATE:     April 20, 2006

TO:       Goldman Sachs Mortgage Company, L.P. (Account No.: 760-02799)

          Attention: Justin Gregory

TO:       Goldman Sachs Mitsui Marine Derivative Products, L.P.

          Telephone No.: 212-357-7836

          Facsimile No.: 212-902-5692

FROM:     Goldman Sachs Capital Markets, L.P.

          Telephone No.: 212-357-7836

          Facsimile No.: 212-902-5692

SUBJECT:  Swap Transaction

REF NO:   NUUS6046Q0 (920000000) / (006 831 671)


The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. ("GSCM"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman Sachs Mortgage Company, L.P. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2 below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between GSCM and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences the sole Transaction for the benefit of the GSAA Home Equity Trust 2006-8 ("GSAA"). This Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Loss and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first", (vii) only Section 5(b)(i) Illegality, Section 5(b)(ii) Tax Event and Section 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in paragraph 4B) shall apply and (ix) Set-off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern. Notwithstanding the foregoing, it is understood and agreed that upon the assignment of this Transaction to GSMMDP and GSAA pursuant to the terms of paragraph 4(A) hereof, this Transaction shall be governed by the ISDA Master Agreement between such parties dated as of April 28, 2006.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:               USD 1,294,981,264.86 (subject
                               to adjustment in accordance
                               with the Amortization
                               Schedule set forth in Annex I)

Trade Date:                    April 20, 2006
Effective Date:                April 28, 2006
Termination Date:              April 25, 2011, subject to
                               adjustment in accordance with
                               the Modified Following
                               Business Day Convention
Initial Payment:               USD 2,500,000 payable by GSCM
                               to Counterparty on the
                               Effective Date

Floating Amounts:

Floating Rate Payer:           GSCM
Floating Rate Payer Early
Payment Dates:                 On the day that is one (1)
                               Business Day prior to each
                               Floating Rate Period End Date

Floating Rate Option:          USD-LIBOR-BBA
Floating Rate Designated
Maturity:                      1 Month
Floating Rate Spread:          None
Floating Rate Reset Dates:     The first day of each Calculation Period
Floating Rate Day Count
Fraction:                      Actual/360
Floating Rate Period End
Dates:                         Monthly, on the 25th day of each month,
                               commencing on May 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business
                               Day Convention.

Fixed Amounts:

Fixed Rate Payer:              Counterparty
Fixed Rate Payer Early Payment
Dates:                         On the day that is one (1) Business Day prior
                               to each Fixed Rate Period End Date
Fixed Rate:                    5.35%
Fixed Rate Day Count Fraction: Actual/360
Fixed Rate Period End Dates:   Monthly, on the 25th day of each month,
                               commencing on May 25, 2006 and ending on the
                               Termination Date, with no adjustment to such
                               Fixed Rate Period End Dates.
Business Days:                 New York
Calculation Agent:             GSCM
Governing Law:                 New York law

4. Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that the Transaction shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then, simultaneously, (i) by GSCM to Goldman Sachs Mitsui Marine Derivative Products, L.P. ("GSMMDP") and (ii) by GS Mortgage Securities Corp. to GSAA, and by GSAA, through a collateral assignment, to Wells Fargo Bank, N.A. (the "Securities Administrator"), as securities administrator on behalf of the holders of the GSAA Home Equity Trust 2006-8 Asset-Backed Certificates, (CUSIP Numbers: 362348 AB 0, 362348 AS 3, 362348 AC 8, 362348 AT 1, 362348 AD 6, 362348 AE 4, 362348AF 1, 362348 AG 9, 362348 AH
7, 362348 AJ 3; the "Certificates") (each such assignee is referred to herein as an "Assignee" and each such assignor is referred to herein as an "Assignor"). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provide written or oral notification of the effective date of assignment to the relevant constant party, or, in the case of a simultaneous double assignment, the other assignor and/or assignee, as appropriate (the "Constant Party") (each such day hereinafter referred to as an "Assignment Date"). Furthermore, with respect to each assignment of the Transaction to an Assignee, the Assignee shall accept assignment of the Transaction subject to all terms of this Confirmation and all references to the term "Counterparty" herein shall be deemed references to each subsequent assignee of Counterparty and all references to the term "GSCM" herein shall be deemed references to each subsequent assignee of "GSCM". On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transaction. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transaction after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transaction to which this assignment relates.

(g) Any additional assignments of this Transaction to a party other than an Assignee shall require the consent of GSCM or GSMMDP, as the case may be, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of this Transaction to a party other than an Assignee shall be made, and GSCM or GSMMDP, as the case may be, shall not consent to such additional assignments of this Transaction until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and GSCM or GSMMDP, as the case may be, shall not consent to such amendment of this Confirmation, until written confirmation from the rating agency is received that it has rated the Certificates and such amendment will not result in a withdrawal or downgrade of the rating of the Certificates.

B. Limited Recourse; Non-Petition Provision :

To the extent GSAA or the Securities Administrator is a counterparty to GSMMDP under the terms of this Transaction, the obligations of GSAA hereunder shall be limited recourse obligations and GSMMDP agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates (as defined in the Goldman, Sachs & Co. Prospectus Supplement dated April 25, 2006), acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit GSMMDP from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns.

5. Credit Support Documents:   Standard Guaranty of The Goldman Sachs Group,
                               Inc.

6. The parties hereby agree (a) to check this Confirmation (Reference No.:
NUUS6046Q0 (920000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSCM, GSMMDP and Counterparty with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

                   Very truly yours,



GOLDMAN SACHS CAPITAL MARKETS, L.P.

      By:   Goldman Sachs Capital Markets, L.L.C.

            General Partner

      By: _____________________________

       Name:

       Title:

Agreed and Accepted By:

GOLDMAN SACHS MITSUI MARINE DERIVATIVE PRODUCTS, L.P.

By: GSMMDPGP, Inc.,

General Partner

By: _____________________________

Name:

Agreed and Accepted By:

Goldman Sachs Mortgage Company, L.P.

By: ______________________________

Name:

Title:

Agreed and Accepted By:

Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, on behalf of GSAA Home Equity Trust 2006-8 Asset-Backed Certificates

By: _______________________________

Name:

Title:

Counterparty Reference No.: _____________________

                                    Annex I

                             Amortization Schedule

       For all              to but excluding**:                      The
     Calculation            -------------------                  applicable
    Periods from                                                USD Notional
         and                                                    Amount shall
     including**:                                                    be:
     ------------                                                    ---


April 28, 2006                 May 25, 2006                    1,294,981,264.86

May 25, 2006                   June 25, 2006                   1,250,608,473.27

June 25, 2006                  July 25, 2006                   1,189,374,481.22

July 25, 2006                  August 25, 2006                 1,131,126,303.00

August 25, 2006                September 25, 2006              1,075,718,406.82

September 25, 2006             October 25, 2006                1,023,012,335.05

October 25, 2006               November 25, 2006                 972,876,410.60

November 25, 2006              December 25, 2006                 925,185,354.85

December 25, 2006              January 25, 2007                  879,819,993.54

January 25, 2007               February 25, 2007                 836,666,959.41

February 25, 2007              March 25, 2007                    795,618,409.35

March 25, 2007                 April 25, 2007                    756,571,755.28

April 25, 2007                 May 25, 2007                      719,429,408.19

May 25, 2007                   June 25, 2007                     684,098,534.58

June 25, 2007                  July 25, 2007                     650,490,824.83

July 25, 2007                  August 25, 2007                   618,522,272.82

August 25, 2007                September 25, 2007                588,112,966.26

September 25, 2007             October 25, 2007                  559,186,887.26

October 25, 2007               November 25, 2007                 531,671,722.62

November 25, 2007              December 25, 2007                 505,498,457.92

December 25, 2007              January 25, 2008                  480,601,904.00

January 25, 2008               February 25, 2008                 456,926,897.00

February 25, 2008              March 25, 2008                    434,406,461.19

March 25, 2008                 April 25, 2008                    412,984,316.93

April 25, 2008                 May 25, 2008                      392,606,899.36

May 25, 2008                   June 25, 2008                     373,223,306.59

June 25, 2008                  July 25, 2008                     354,785,090.68

July 25, 2008                  August 25, 2008                   337,246,164.54

August 25, 2008                September 25, 2008                320,562,686.96

September 25, 2008             October 25, 2008                  304,692,953.18

October 25, 2008               November 25, 2008                 289,596,559.84

November 25, 2008              December 25, 2008                 275,236,565.22

December 25, 2008              January 25, 2009                  261,577,064.96

January 25, 2009               February 25, 2009                 248,584,615.19

February 25, 2009              March 25, 2009                    236,225,645.39

March 25, 2009                 April 25, 2009                    224,469,647.16

April 25, 2009                 May 25, 2009                      213,287,171.44

May 25, 2009                   June 25, 2009                     202,650,231.86

June 25, 2009                  July 25, 2009                     192,532,227.70

July 25, 2009                  August 25, 2009                   182,907,854.77

August 25, 2009                September 25, 2009                173,753,042.19

September 25, 2009             October 25, 2009                  165,044,894.93

October 25, 2009               November 25, 2009                 156,761,629.75

November 25, 2009              December 25, 2009                 148,882,525.66

December 25, 2009              January 25, 2010                  141,387,872.85

January 25, 2010               February 25, 2010                 134,258,922.27

February 25, 2010              March 25, 2010                    127,477,838.82

March 25, 2010                 April 25, 2010                    121,027,657.55

April 25, 2010                 May 25, 2010                      114,892,197.91

May 25, 2010                   June 25, 2010                     109,056,152.80

June 25, 2010                  July 25, 2010                     103,504,918.49

July 25, 2010                  August 25, 2010                    98,224,603.20

August 25, 2010                September 25, 2010                 93,201,984.37

September 25, 2010             October 25, 2010                   88,424,500.50

October 25, 2010               November 25, 2010                  83,880,194.15

November 25, 2010              December 25, 2010                  79,557,567.55

December 25, 2010              January 25, 2011                   75,445,935.36

January 25, 2011               February 25, 2011                  71,534,147.99

February 25, 2011              March 25, 2011                     67,810,345.73

March 25, 2011                 April 25, 2011                     64,243,721.70

**Not subject to adjustment with respect to the Fixed Rate Payer Payment obligations and subject to adjustment in accordance with the Modified Following Business Day Convention with respect to the Floating Payer Payment obligations.